SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 20, 2004

The Bank Holdings

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-105445	90-0071778
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

9900 Double R Boulevard, Reno, Nevada 89521
(Address of Principal Executive Offices)

(775) 853-8600
(Registrant’s Telephone Number, Including Area Code)

Item 7.     Financial Statements and Exhibits

(c)  Exhibits

99.1	Press Release concerning fourth quarter and year end 2003 financial results.

Item 9.     Other Events and Required FD Disclosure

On February 20, 2004, The Bank Holdings issued a press release concerning its results of operations and financial condition as of and for the year ending December 31, 2003. This information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Bank Holdings

Date: February 20, 2004	By:	/s/ Jack B. Buchold
Jack B. Buchold
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release concerning results of operations and financial condition as of and for the calendar quarter ended December 31, 2003 and year ended December 31, 2003.